UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

APPLIED SCIENCE PRODUCTS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-33305	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8465 W. Sahara Avenue, Suite 111-813

Las Vegas, Nevada 89117

(Address of principal executive offices, including zip code)

(702) 533-8372

(Registrant's telephone number, including area code)

924 Corridor Park Blvd., Knoxville, Tennessee 37932

(Former Name or former address if changed from last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

The Company’s current address is: 8465 W. Sahara Avenue, Suite 111-813, Las Vegas, Nevada 89117.

New phone number is (702) 533-8372.

The Company’s sole director, as well as the President, Secretary and Treasurer, is Barbara McIntyre Bauman, who can be reached at the Company’s address.

Frederick C. Bauman serves as General Counsel to the Company. He may also be reached at the Company’s address.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Applied Science Products, Inc.

By:	/s/Barbara McIntyre Bauman
Barbara McIntyre Bauman
Title:	President

Dated: December 21, 2020

2